Exhibit 99.1

         InterDigital  Investor Presentation  Needham Growth ConferenceJanuary 13, 2022  1  © 2022 InterDigital, Inc. All Rights Reserved.

 Forward-looking Statements  2  © 2022 InterDigital, Inc. All Rights Reserved.  This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include information regarding our current beliefs, plans and expectations, including, without limitation, as to projections and trends, our strategy and business plan, our future revenues and expenses and commercial initiatives and other potential business and revenue opportunities. Words such as “believe,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “forecast,” “goal,” “see,” and variations of any such words or similar expressions are intended to identify such forward-looking statements.Forward-looking statements are subject to risks and uncertainties, including those described in the “Risk Factors” sections of our Annual Report on Form 10-K for the year ended December 31, 2020 and our Quarterly Report on Form 10-Q for third quarter 2021, and from time to time in our other filings with the Securities and Exchange Commission. Actual outcomes could differ materially from those expressed in or anticipated by such forward- looking statements due to a variety of factors, including, without limitation: (i) unanticipated delays, difficulties or accelerations in the execution of patent license agreements; (ii) our ability to leverage our strategic relationships and secure new patent license agreements on acceptable terms; (iii) our ability to enter into sales and/or licensing partnering arrangements for certain of our patent assets; (iv) our ability to enter into partnerships with leading inventors and research organizations and identify and acquire technology and patent portfolios that align with our roadmap; (v) our ability to commercialize our technologies and enter into customer agreements; (vi) the failure of the markets for our current or new technologies and products to materialize to the extent or at the rate that we expect; (vii) unexpected delays or difficulties related to the development of our technologies and products; (viii) changes in our interpretations of, and assumptions and calculations with respect to the impact on us of, the 2017 Tax Cuts and Jobs Act, as well as further guidance that may be issued regarding such act; (ix) failure to accurately forecast the impact of our restructuring activities on our financial statements and our business; (x) the resolution of current legal or regulatory proceedings, including any awards or judgments relating to such proceedings, additional legal or regulatory proceedings, changes in the schedules or costs associated with legal or regulatory proceedings or adverse rulings in such legal or regulatory proceedings; (xi) the timing and impact of potential administrative and legislative matters; (xii) changes or inaccuracies in market projections; (xiii) the potential effects that the ongoing COVID-19 pandemic and/or corresponding macroeconomic uncertainty could have on our financial position, results of operations and cash flows; and (ix) changes in our business strategy. We undertake no duty to update publicly any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required by applicable law, regulation or other competent legal authority.

A Leading Pure Research and Licensing Company

With five decades of groundbreaking innovation in key wireless technologies and a dramatic expansion into visual technology and AI over the past few years, InterDigital is a recognized research and licensing leader

~1/2 of our employees are engineers ~90% of engineers are inventors[a]	+20% of our annual revenue invested in research & development	~80 licensees, including Apple, Huawei, Samsung, Sony and Xiaomi a employee data as of June 2021

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Why InterDigital

We Invent the Technologies that Make Life Boundless



Our Strength: Five decades of pioneering wireless and visual technologies innovation

Our Business Model: Develop and share core technology through the global standard process and license related IP to the companies that use it

Our Competitive Edge: One of strongest patent portfolios in the world with the combination of wireless, video, and AI technologies

The Result: Licensing over 6 billion connected devices products, including smartphones, TVs, set top boxes, and laptops in the past 10 years alone

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   Standards              Standards innovation improves all device and service markets        Success based on research, not commercial clout    "Sell” to engineers and research peers, not companies  Standards reward long-term commitment    The Path toHorizontal Influence    5  © 2022 InterDigital, Inc. All Rights Reserved.

A History of Long-Term & New Customers


SAMSUNG
HUAWEI
LG
VIZIO
ZTE
Google
SONY
SHARP
>10 others
Shipments
Years as InterDigital Licensee
10+ Years

- Amongst our ~80 customers, some have been under license for **20+ years**, i.e. Panasonic, NEC, Kyocera and Sharp
- Apple and Samsung have been licensed since **before** they started shipping iPhones and Galaxies
- More recent successes with China-based vendors

Every handset customer that has ever signed a license and plans to stay in the industry is still a customer

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Licensing Momentum

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New licenses in '21, *more than double '20*

Includes Xiaomi, Sony, Vizio, Sharp; Three quarters of '21 licenses included video technology

~800M

Projected licensed devices in 2021

One of the largest licensing programs in the world

>6B

Licensed devices in the past 10 years

Including long term customers

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   Smartphone Global Manufacturers Market                              Samsung  Apple  Xiaomi  Huawei  Other  0  200  400  600  800  1000  1200  Under Contract 2021  Unlicensed  Source: Counterpoint  2021 Forecast Units (‘000)  Oppo  Vivo  Lenovo    1400TAM Other   8  © 2022 InterDigital, Inc. All Rights Reserved.

Growth Drivers that Build Logically Over Several Years

Cumulative Revenue Platform Opportunity of ~$650M

SMARTPHONES

CONSUMER ELECTRONICS

NEW USE CASES

5G

Increasing **5G** adoption drive core smartphone recurring annual revenue base to **$500M+**

Recurring revenue opportunity **$150M**

Upside Opportunity: **5G** enable new use cases, **+8B** new cellular enabled devices by 2025[1]

(1) Source: OMDIA

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5G: The Power of Continuity

- The 5G standard comprises a mix of new 5G-specific technologies and 3G/4G technologies that remain necessary for 5G operation
- Only 2 releases of the 5G standard have been finalized – we expect as many as 7 or more
- We continue to be a leader in fundamental cellular research and believe we enable more value in 5G devices than any prior generation



InterDigital ranks among the industry leaders for ETSI-disclosed patents and applications as potentially essential to 5G standards.*

** InterDigital expresses no views on the accuracy or completeness of the data in the ETSI Special Report and notes that the data may include patents and applications that have been abandoned or have expired.*

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Research & Innovation: Driving Leadership

70+ leadership positions in various standard bodies, including **key positions in 3GPP, ETSI, ITU, IEEE and MPEG** among others

In 2021, InterDigital's AdvantEDGE platform was awarded Best Innovation in Emerging Technology at the Small Cells Forum Awards – **10 award wins and 6 additional shortlistings in the past 5 years**

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A Patent Portfolio that Combines Depth and Breadth

The InterDigital portfolio brings together

Nearly **28,000 patent assets** that show enormous strength in key wireless and video technologies but also broad diversity across a range of technology areas


Wireless
Video
Product Features & Applications
DTV
Broadcast & Home Network

Data as of 31-Dec-2021

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Capital Allocation

Show Strength

A strong balance sheet shows staying power in negotiations

Ensure R&D Progress

Essential to keep pace with fast-moving industry

Return Cash to Shareholders

Stock buyback

- Approximately $400M in share repurchases since the beginning of 2016
- Basic share count net reduction by 4.8M shares (~14%)

Dividends

- Almost $250M in dividends paid at above average NASDAQ yields

Opportunistic Resources

Expansion to CE and IoT markets, added AI/ML Capabilities

Nearly $650M returned to shareholders since the beginning of 2016

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IMPACT:Leading by Example with ESG  InterDigital understands the role our company must play in driving a better society.In 2021, we launched a sustainability website and collaborative research effort, and published our first sustainability report.We are committed to pursuing sustainability as a way of doing business.    14  © 2022 InterDigital, Inc. All Rights Reserved.

 We invent the technologies that make life boundless.  15  © 2022 InterDigital, Inc. All Rights Reserved.